UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1. 2021

Simlatus Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

175 Joerschke Dr., Ste. A, Grass Valley, CA 95945
(Address of principal executive offices)

(530) 205-3437
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bennett Buchanan

Effective March 1, 2021, Bennett Buchanan and Simlatus Corporation (the “Company”) entered into an Employment Agreement pursuant to which Mr. Buchanan is employed as a Director of the Company.

Bennett Buchanan is 36 years old and the co-founder and brewer for the award-winning Old Bus Tavern brewpub in San Francisco. He has also honed his skills brewing on a production scale for the Fort Point Beer Company. Bennett holds a Bachelor of Science in Civil Engineering and a Masters of Engineering Management from Cornell University.

Pursuant to the Employment Agreement, Mr. Buchanan will be employed on at-will basis and receive an annual salary of $100,000 payable in monthly installments, with unpaid amounts accruing interest at the rate of 6% per annum. Unpaid salary may be converted by Mr. Buchanan into shares of Series A Preferred Stock of the Company. Mr. Buchanan will also be issued 13,966 shares of Series A Preferred Stock pursuant to the Employment Agreement.

The foregoing description of the Employment Agreement between the Company and Mr. Buchanan is qualified in its entirety by reference to the actual terms of the Employment Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Mr. Buchanan also entered into a Director’s Agreement with the Company pursuant to which he will be issued 13,966 shares of Series A Preferred Stock for serving as a Director of the Company during 2021, and be paid $250 for participating in each meeting of the Company’s Board of Directors. The foregoing description of the Director’s Agreement is qualified in its entirety by reference to the actual terms of the Director’s Agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Employment Agreement between Simlatus Corporation and Bennett Buchanan, dated as of March 1, 2021

Exhibit 10.2	Director’s Agreement between Simlatus Corporation and Bennett Buchanan, dated as of March 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simlatus Corporation

Date: March 4, 2021	By:	/s/ Richard Hylen
Richard Hylen, Chairman of the Board